SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                               FEBRUARY 15, 2000
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                      COCA-COLA BOTTLING CO. CONSOLIDATED
                      -----------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                        0-9286                    56-0950585
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
  of incorporation)                                         Identification No.)


             4100 Coca-Cola Plaza, Charlotte, North Carolina 28211
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               (Address of principal executive offices     Zip Code)

                                 (704) 551-4400
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               Registrant's telephone number, including area code

Item 5. Other Events
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On February 15, 2000, the Company issued the following press release:

 [COCA-COLA                                                 NEWS RELEASE
 BOTTLING CO.
 CONSOLIDATED                             MEDIA CONTACT:    LAUREN C. STEELE
 LOGO APPEARS HERE]                                         704-551-4551
                                          INVESTOR CONTACT: DAVID V. SINGER
                                                            704-551-4604

FOR IMMEDIATE RELEASE                     SYMBOL: COKE (NASDAQ STOCK MARKET)
Tuesday, February 15, 2000

COCA-COLA CONSOLIDATED SAYS ANOTHER BOTTLER BUYS MORE STOCK

o  CCE OWNS 8.6 PERCENT
o  COCA-COLA CONSOLIDATED 'NOT FOR SALE'
o  HARRISON FAMILY CONTROLS 92 PERCENT OF VOTING STOCK

CHARLOTTE--Coca-Cola Bottling Co. Consolidated today said it has been informed that another bottler, Coca-Cola Enterprises (CCE), has increased its ownership of Coca-Cola Consolidated's common stock from 5.5 percent to 8.6 percent through open market purchases.

"Coca-Cola Consolidated is a public company and anyone can buy our stock," said
J. Frank Harrison III, Coca-Cola Consolidated Chairman and CEO. "But I want to make it abundantly clear that Coca-Cola Consolidated is not for sale and control of this company will not change."

CCBCC spokesman Lauren Steele explained that while the company is publicly traded, the Harrison family has firm control over the company, voting 92 percent of the company's stock. "The Harrison family has been in the Coca-Cola business since 1902 and is more committed to this business today than ever," Steele said. "Because of our company's structure, control of Coca-Cola Consolidated will not and cannot change, no matter who holds a minority position in the company."

CCE purchased its initial position between August 1997 and January 1998 then increased it recently.

Coca-Cola Consolidated is the nation's second largest Coca-Cola bottler, with franchise territories in 12 states. The company has grown dramatically over the last decade and in 1998 and 1999 grew its business well in excess of the national soft drink industry average.

There has been rapid consolidation in the soft drink industry and Coca-Cola Consolidated has made numerous acquisitions over the last decade, including the purchase of three operations in 1999. In addition, the company has consistently outperformed the Coca-Cola system and the rest of the industry in quality measurements, volume growth and per capita consumption levels.

"We are a long-term player in the soft drink industry and we expect to continue to acquire other Coca-Cola franchises and to produce accelerated internally generated profitable volume growth," Harrison said. "As Coca-Cola Consolidated and The Coca-Cola Company continue to work very closely together, we believe we are uniquely positioned to perform well in 2000 and for many years beyond."

Signatures
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:


                                  COCA-COLA BOTTLING CO. CONSOLIDATED
                                  -----------------------------------
                                             (REGISTRANT)




Date: February 22, 2000            BY: /s/ David V. Singer
                                      --------------------------
                                           David V. Singer
                                   Principal Financial Officer of the Registrant
                                                 and
                                     Vice President, Chief Financial Officer